FOURTH AMENDMENT TO GUARANTY AGREEMENT
                     AND WAIVER OF CERTAIN EVENTS OF DEFAULT
                             UNDER CREDIT AGREEMENT


     This Fourth Amendment to Guaranty Agreement and Waiver of Certain Events of Default under Credit Agreement (the "Amendment") is made as of this 10th day of August, 2000 by and among ASCENT ASSURANCE, INC. (the "Guarantor") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                               W I T N E S S E T H

     WHEREAS, the Guarantor delivered a Guaranty Agreement in favor of the Bank, dated as of June 6, 1997, as amended by that certain First Amendment to Guaranty Agreement, dated as of March 24, 1999, as further amended by that certain Second Amendment to Guaranty Agreement, dated as of July 21, 1999, as further amended by that certain Third Amendment to Guaranty Agreement, dated as of April 17, 2000 (collectively, the "Guaranty Agreement");

     WHEREAS, the Guarantor delivered the Guaranty pursuant to that certain Credit Agreement, dated as of June 6, 1997 between Ascent Funding, Inc. (formerly Westbridge Funding Corporation) and the Bank (the "Credit Agreement"); and

     WHEREAS, the parties desire to further amend the Guaranty Agreement and waive certain covenant defaults and events of default under the Guaranty and Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.  Unless otherwise  defined herein,  all capitalized
                ------------
terms shall have the meaning given to them in the Guaranty.

     Section 2. WAIVER OF CERTAIN COVENANT DEFAULTS UNDER GUARANTY AND EVENTS OF DEFAULT UNDER CREDIT AGREEMENT. (i) As of June 30, 2000 each of the Guarantor, Freedom Life Insurance Company of America ("FLICA") and National Foundation Life Insurance Company ("NFL") is in Default of Negative Covenants Section 6.8
Minimum Statutory Surplus of Insurance Subsidiaries of the Guaranty. Such covenant default under the Guaranty constitutes an Event of Default under
Section 8.1 (e) of the Credit Agreement. The Bank hereby waives (i) such covenant default under the Guaranty and (ii) such Event of Default under the Credit Agreement or the Installment Note, dated July 21, 1999 from Ascent Management, Inc. in favor of the Bank and any and all documents executed in connection therewith (collectively, the "AMI Agreements"); provided, however, that such waivers shall not constitute a future waiver of any Default or Event of Default under the Guaranty or under such Event of Default section of the Credit Agreement or the AMI Agreements or of any other covenant under the Guaranty, the Credit Agreement or the AMI Agreements.

     SECTION 3. AMENDMENTS TO GUARANTY AGREEMENT.
                ---------- -- -------- ----------

     3.1 Section 6.8 of the Guaranty is hereby deleted in its entirety and replaced by inserting the following in its stead:

"Section 6.8 Minimum Statutory Surplus of Insurance Subsidiaries. As of the end of any fiscal quarter, permit the Statutory Surplus of any Insurance Subsidiary to be less than the Minimum Statutory Surplus Requirement for such Insurance Subsidiary as specified in Schedule 6.8 for the applicable fiscal year; provided, however, that for each of NFL and FLICA, the Minimum Statutory Surplus Requirement shall increase by 50% of the sum of positive Statutory Net Income for each fiscal quarter beginning with the fiscal quarter ending September 30, 2000."

     SECTION 4. AMENDMENTS TO SCHEDULE TO GUARANTY AGREEMENT.
                ---------- -- -------- -- -------- ----------

     4.1 Schedule 6.8 of the Guaranty is hereby deleted in its entirety and replaced by inserting the following in its stead:

                    "Minimum Statutory Surplus Requirements"
                                 (in Million $)

      Insurance Subsidiary            Minimum Statutory Surplus Requirement
--------------------------------- --------------------------------------------
               NFL                                 $10.2
--------------------------------- --------------------------------------------
              NFIC                                  $1.4
--------------------------------- --------------------------------------------
               AIC                                  $1.4
--------------------------------- --------------------------------------------
              FLICA                                 $5.0
--------------------------------- --------------------------------------------

     SECTION 5. CONDITIONS  PRECEDENT.  The  effectiveness  of this Amendment is
                ----------  ----------
expressly conditioned upon satisfaction of the following conditions precedent:

     5.1 The Bank shall have received a $5,000 waiver and amendment fee due on the date hereof.

     5.2 The Bank shall have received copies of this Amendment duly executed by the Guarantor.

     5.3 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which have been delivered on or prior to the date hereof.

     SECTION 6. REAFFIRMATION OF THE GUARANTOR. The Guarantor hereby ratifies and reaffirms that certain Guaranty Agreement and each of the terms and provisions contained therein, and agrees that the Guaranty Agreement continues in full force and effect following the execution and delivery of this Amendment. The Guarantor represents and warrants to the Bank that the Guaranty Agreement was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the Guarantor enforceable in accordance with its terms and that the Guarantor has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty Agreement.

     SECTION 7.  COUNTERPARTS.  This  Amendment  may be  executed in two or more
                 -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.


                                 ASCENT ASSURANCE, INC.

                                 By:      /s/ Patrick J. Mitchell
                                        -----------------------------
                                 Name:    Patrick J. Mitchell
                                 Title:   Chairman of the Board and
                                          Chief Executive Officer


                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By:      /s/ Linda A. Whittaker
                                        ----------------------------
                                 Name:    Linda A. Whittaker
                                 Title:   Commercial Banking Officer

                    ACKNOWLEDGMENT AND AGREEMENT OF BORROWER

     The undersigned, ASCENT FUNDING, INC. hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all the terms and provisions set forth in the Credit Agreement; and (iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously or simultaneously with the execution hereof been waived.

     IN WITNESS WHEREOF, this Acknowledgment and Agreement of Borrower has been duly authorized as of this 10th day of August, 2000.


                                 ASCENT FUNDING, INC.

                                 By:      /s/ Patrick J. Mitchell
                                     ---------------------------------
                                 Name:    Patrick J. Mitchell
                                 Title:   Chairman of the Board and
                                          President